Exhibit 10.5

BEMAX INC. . PRIVATE LABEL DEVELOPMENT OTC: BMXC

Business Value Proposition Bemax business focus is actively pursuing opportunities in the rapidly growing global consumer staples and household products industries. Bemax develops, markets and distribute private label disposable products presently focusing on disposable diapers and women hygienic products . Bemax is positioned to make a significant impact within the consumer staples market. Bemax currently has three distinct private label brands: Mother Touch Œ , Mother Choice, Modenna with distribution covering North America, Europe, as well as West and East Africa sub - regions.

Past and Current Story Our lifetime revenue is approximately $972,918 Our current revenue since 2021 has reduced significantly due to lack of sufficient funding to procure inventory with improved product features. Current Market: The global baby diapers market size was valued at $82.59 billion in 2022*. (see link to reference current market below: The global diaper market is expected to grow at a compound annual rate (CAGR) of 4.9% from 2023 - 2030 The market is expected to witness higher demand over the coming years owing to the rising awareness in child health. (see reference link to current market below: * https://www.grandviewresearch.com/industry - analysis/baby - diapers - market

Bemax - Products Product Name: Mother's Touch Ρ Disposable Diaper. Private Label Brand: Mother's Touch Product Name: Mother’s Choice Disposable Diaper. Private Label Brand: Mother’s Choice Product Name: Modenna Disposable Diaper. Private Label Brand: Modenna Description: Touch ultra - absorbent, eco - friendly diapers - made with naturally derived, plant - based & sustainable materials with high quality absorbency.

Target Market Management believes our markets are lucrative and growing - Bemax is poised to take advantage of this untapped markets, where management believe potential for growth is significant. Management believes market is flexible and responsive - We delight our customers by providing them with what they want, when they want it and in the exact quantity with competitive pricing. Our target markets primarily constitute institutions, wholesalers, retailers and other intermediaries who we believe will order in bulk for their customers and concerned individuals. Strong customer network with the various decision - makers/order - makers. Our market knows our existence and the products we sell – Bemax makes the right information available to the right target customers through implementing a market penetration strategy intended to ensure that we are well known and respected in the market. Our market and customers appreciate the quality of our private label products.

Bemax – Future Solution Production and global delivery of high quality private label disposable products including diapers, wipes and women hygienic sanitary pads. Competitive pricing. Establish a market presence that assures short - term and long - term profitability. Contribute positively to communities and environment. Develop enthusiastically satisfied customers all of the time.

Bemax - Model Bemax develop and design private label disposable products. R evenue streams from sales and distribution of disposable diapers, wipes and women hygienic products. Our profit model is the difference between what we charge our clients for our products and what we pay to develop and produce/manufacture our d isposable private labels products. Strong relationships and establishment of links with various wholesalers, established retailers, NGOs and clinics which often order or require our products for their customers.

Bemax – Marketing and Sales Strategy Competitive advantage through faster and efficient delivery system. Strong network of global wholesalers of disposable products. Efficient network with global shipping companies. Direct marketing and advertising. Events - trade shows and exhibitions to increase awareness of our private label products.

Bemax - Competition Competition include well known names like Procter and Gamble and Kimberly Clark manufacturers of Huggies and Pampers disposable. Competitors include companies with substantial customer bases and working history. Bemax – Competitive Advantage Relationship selling: We engage with our wholesalers and retail customers, one on one. Our direct sales efforts maintain strong relationship with our customers. •Diversified customer base: Bemax obtain orders for our products from a wide customer base with no dependency limited customers. •Low production costs: The costs of our products is approximately a third less than the famous brand names and end user prices.

Bemax - Team Our human resources strategy constitute an important element in realizing our business objectives and goals. Taiwo Aimasiko – CEO Ms. Aimasiko has acted as our sole Officer and Director since our incorporation on November 28, 2012. She graduated with a Bachelor of Accounting from University of Phoenix. After graduation in May 2009 until present time, Ms. Aimasiko has been working at Kemira Chemicals, a large holding company whose business is involved in many industries such as the wholesale and retail trade, production of goods, oil and gas, development and construction. Ms. Aimasiko has been employed by Kemira Chemicals as an accounting officer. In her current position as staff accountant, her responsibilities includes; analyze and reconcile GRIR (Goods receipt and Invoice receipt); perform month - end close activities, including journal entries, accruals, deferrals, expense allocations, accounting for employee benefits and prepaid insurance policies; prepare and analyze balance sheet account reconciliations and general ledger account analysis; reconcile intercompany AP and AR; assist Accounting Manager in the preparation of required schedules and supplemental information for external and internal audit and taxes. Adewale Jonathan – Advisor/ Product and Business Development

Bemax – Team Adewale Jonathan – Advisor/ Product and Business Development With education background in mass communications, Mr. Jonathan advises on extensive marketing strategy and branding; In his role as an advisor to the company, Mr. Jonathan is respsonsible for planning and executing business strategies to improve efficiency in the operational and product development management of Bemax businesses; He advises on project and marketing, and identify future business opportunities, and mitigate against risks.

Bemax - Financials Use the link below for most current financials as disclosed on OTC Markets: https://www.otcmarkets.com/otcapi/company/financial - report/365005/content Use the above link for other related financials information including shares structure and notes to the financials.

Bemax – Investment and Funding Financing objective to enhance revenue - to meet growth and expansion strategies outlined below: 1. Complete the development and production of two private label disposable products of Bemax women hygienic sanitary pads and wet wipes. 2. Increase inventory level to meet prospective purchase orders. Ongoing financing structure: 1. $5million through qualified Regulation A Tier 1 offering 2. Current Reg A priced at $0.006 through the end of 2024 3. Additional $3million private placement financing

Bemax – Summary of Risk Factors • We may require additional funds in the future to achieve our current business strategy and our inability to obtain funding may cause our business to fail. • We have a limited operating history in our new business lines that you can use to evaluate us, and the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays that we may encounter because we are a small developing company. As a result, we may not be profitable, and we may not be able to generate sufficient revenue to develop as we have planned. • We operate in a highly competitive environment, and if we are unable to compete with our competitors, our business, financial condition, results of operations, cash flows and prospects could be materially adversely affected. • We expect our quarterly financial results to fluctuate. Because our sole officer and director has other business interests, she may not be able or willing to devote a sufficient amount of time to our business operations, causing our business to fail.

Bemax – Summary of Risk Factors continues • There is a limited trading public market for the company ’s common stock securities traded on the OTC Pink Sheets under the symbol BMXC and no such liquid market is expected to develop following the placement of the securities. • We have not paid cash dividends in the past and do not expect to pay cash dividends in the foreseeable future. Any return on investment may be limited to the value of our Common Stock. • Trading price in our shares of common stock fluctuates significantly and stockholders may have difficulty reselling their shares. • Economic conditions in the U.S. and international markets could adversely affect our business and financial results. • Our Common Stock is currently deemed a “penny stock,” which makes it more difficult for our investors to sell their shares.

Placement Agent Disclosure This Disclosure Statement is being provided to you to describe the nature of the relationship among and between Bemax, Inc. (the “Company”) and CIM Securities (“CIM”), relating to your investment in the Company’s private placement transaction (“Transaction”). CIM is a registered broker dealer member of FINRA and SIPC. Bemax Inc and CIM are not related parties. The Company and CIM have entered into an Engagement Letter Agreement (“Agreement”) under which CIM provides advisory services and solicits investor prospects of preferred shares (“Shares”) for the Company and the Company compensates CIM for referring investors to the Company. For each person or entity (including “You”, the “Investor”) that is solicited by CIM pursuant to the terms and conditions of the Agreement, who acquires or commits to acquire an interest in the Company, within a defined time period, as a result of such solicitation, Company shall pay, or cause to be paid, to CIM and any licensed Selling Agents it may be working with a cash fee of up to Eight and One - Half percent (8.5%) of gross transaction proceeds to the Company, in cash and Seven percent (7%) of Placement Agent Common Stock Warrants (“PA Warrants”) based on the number of Securities purchased by Investors via their conversion price into Common Stock with a seven year term and cashless exercise provision exercisable at same price per Share as Investors get when they convert. CIM has been contracted for and up approximately $20,000 as a Retainer Fee and Legal Reimbursement for this Capital Raise as well as for its Legal Counsel.

Placement Agent Disclosure continues This compensation to CIM does not in any way affect the number of shares that would be issued to you in the event that you acquired such interest without the solicitation of CIM or any of its Selling Agents. These fees may cause a conflict between your interests and CIM’s. Registered Representatives of CIM and their family members may be or may become investors in this Transaction or any other Company issuance. This may also cause a conflict of interest in your investment. Registered Representatives of CIM and Selling Agents may be engaged to solicit other transactions at higher or lower compensation agreements, which may also be a conflict of interest to your solicitation for this investment. The Firm may also provide you with other comparable investment opportunities that should be considered and discussed with your representative, prior to making any investments. Please review the Customer Relationship Summaries (CRS) of CIM Securities.

Disclosure This Investor Presentation (“Presentation”) contains only preliminary information regarding our Company and should be read in conjunction with the entire Private Placement Offering Memorandum (“Memorandum” and/or Subscription Agreement including all the Risk Factors mentioned therein. An investment in this Offering is highly speculative, an investor could experience an entire loss of principal, and that the investment is illiquid for an indefinite period of time. The Company and our officers and representatives may from time to time make, "forward - looking statements" within the meaning of the Safe Harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward - looking statements can be identified by words such as: "anticipate”, "intend”, "plan", "goal", "seek", "believe", "project", "estimate", "expect”, "strategy", "future", "likely", "may", "should”, "will" and similar references to future periods. Examples of forward - looking statements include, among others, statements we make regarding: guidance relating to revenues, gross margins, operating income, net income and net income per share; expected operating results, such as revenue growth and earnings; anticipated levels of capital expenditures for the fiscal year; current or future volatility in the credit markets and future market conditions; our belief that we have sufficient liquidity to fund our business operations as planned; expectations of the effect on our financial condition of claims, litigation, contingent liabilities and governmental and regulatory investigations and proceedings; strategy for growth, product development, market position, financial results and reserves; strategy for risk management. Forward - looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control.

Disclosure Our actual results and financial condition may differ materially from those indicated in the forward - looking statements. Therefore, you should not rely on any of these forward - looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward - looking statements include, among others, the following: economic and financial conditions, continued volatility in the capital or credit markets; the adequacy of our cash flow and earnings and other conditions; developments and changes in laws and regulations. Investors are strongly encouraged to review all Risk Factors and the entire Private Placement Memorandum (“Memorandum”) and/or Subscription Agreement(s) before investing. Any forward - looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward - looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. This Presentation is intended for general solicitation under the exemption for Regulation D 506(c) but does not constitute an offer to sell or a solicitation of an offer to buy any securities. The information contained herein has been prepared by Management of the Company to assist interested parties in making their evaluation of the Company and does not purport to contain all of the information that a party may desire. In all cases, interested parties should conduct and rely on their own investigation and analysis of the Company and the data set forth herein.

Disclosure THESE ARE HIGHLY SPECULATIVE AND ILLIQUID SECURITIES, WHICH INVOLVE A HIGH DEGREE OF RISK. ONLY THOSE INVESTORS WHO CAN BEAR THE LOSS OF THEIR ENTIRE INVESTMENT SHOULD INVEST IN THESE SECURITIES AND INVESTORS MUST ALSO BE WILLING TO HOLD THESE SECURITIES FOR AN INDEFINITE PERIOD OF TIME. An offer of to buy these securities can only be made by obtaining the Company's confidential Memorandum and/or Subscription Agreement(s) interested parties should only rely on the information contained in such Offering Materials. Confidential and Proprietary Information. All information contained herein is the confidential and proprietary information of the Company and as such, cannot be disclosed, reproduced or distributed without the prior written consent of the CEO of the Company or its Placement Agent CIM Securities, LLC.